Financial instruments	12 Months Ended
Dec. 31, 2022
Financial instruments
Financial instruments

(28) Financial instruments

-Financial risk management

Evotec is exposed to the following risks arising from financial instruments:

–       currency risks

–       interest rate risks

–       liquidity risks (see Note 29)

–       capital management risk (see Note 29)

–       credit risks (see Note 29)

–       market risks (see Note 29)

The Management Board has overall responsibility for the establishment and oversight of the Company’s risk management framework. The Management Board has installed a Group Risk Manager. The Group Risk Manager is responsible for developing and monitoring the overall risk exposure of the Group and to ensure compliance within the Group’s risk management policies. The Group Risk Manager reports regularly to the Management Board on its activities. The Audit Committee of the Supervisory Board oversees how management monitors compliance with the Company’s risk management policies and procedures.

Currency risks

The Company is exposed to currency risks, if Evotec companies enter into revenues, purchases and borrowings that are denominated in a currency other than the functional currency of the respective Evotec company. The functional currencies of all Evotec companies consist mainly of Euro, U.S. Dollar, and Pound Sterling. The Evotec companies are particularly exposed to currency fluctuations between U.S. Dollar, Pound Sterling, and the Euro in the course of their ordinary business activities.

The following table shows the average currency rates as well as the currency rates on 31 December 2022 and 2021 each against the Euro:

	Average rate
	2022	2021	31 December
	01 January -	01 January -
	31 December	31 December	2022	2021
	€	€	€	€
USD	0.9496	0.8455	0.9376	0.8829
GBP	1.1727	1.1633	1.1275	1.1901

A strengthening (weakening) of the Euro, the United States Dollar, and the British Pound among themselves and against other currencies, as shown below as of 31 December, would lead to an increase (reduction) in equity and earnings with the amounts mentioned below. This analysis relates to financial instruments held for sale on condition that all other variables remain constant and ignore the impact of purchases and sales.

	Variance 2022		Variance 2021		Variance 2020
		Profit and		Profit and		Profit and
	Equity	Loss	Equity	Loss	Equity	Loss
	k€	k€	k€	k€	k€	k€
USD (10% strengthening)	31,007	31,007	42,053	42,053	11,321	11,321
USD (10% weakening)	(31,007)	(31,007)	(42,053)	(42,053)	(11,321)	(11,321)
GBP (10% strengthening)	3,967	3,967	6,643	6,643	5,702	5,702
GBP (10% weakening)	(3,967)	(3,967)	(6,643)	(6,643)	(5,702)	(5,702)
EUR (10% strengthening)	34,974	34,974	48,699	48,699	17,032	17,032
EUR (10% weakening)	(34,974)	(34,974)	(48,699)	(48,699)	(17,032)	(17,032)

The Company manages the foreign exchange exposure via natural hedges and selective hedging instruments such as forward currency contracts. The hedging instruments used do not expose the Company to any material additional risk. The objective of these transactions is to reduce the risk of exchange rate fluctuations of the Company’s foreign currency denominated cash flows. Evotec does not enter derivative transactions for trading or speculative purposes. Foreign currency contracts are carried at fair value. Gains and losses from the fair value accounting related to foreign currency derivatives are included in non-operating income and expense and amounted to a net gain of k€ 9,424 in the financial year 2021 (2021: net loss k€ 12,410 2020: net loss of k€ 20). This net gain results mainly from the USD devaluation in autumn 2022.

Derived regularly from the summarised quantitative data about the Company’s currency risks, based on the report to the Management Board, the expected future USD cash flows which should be hedged with USD/GBP forward contracts and USD/EUR forward contracts are determined. As of 31 December 2022, cash flows of kUSD 394,039 (31 December 2021: kUSD 344,830, 31 December 2020: kUSD 70,500), thereof kUSD 349,639 against Euro (31 December 2021: kUSD 300,430, 31 December 2020: kUSD 45,000), and kUSD 44,400 (31 December 2021: kUSD 44,400, 31 December 2020: kUSD 25,500) and cash outflows of k€ 8,400 against GBP were hedged.

The fair value of cash and cash equivalents, investments, trade accounts receivable and trade accounts payable approximate their carrying values in the consolidated financial statements due to their short-term nature. Financial assets are accounted for at the settlement date.

Interest rate risks

Due to securities and other cash investments as well as loans, the Company is exposed to interest rate risks in Germany, United Kingdom, and United States. Financial instruments with fixed interest rates are not subject to interest rate risk and therefore are not included in the sensitivity analysis. Financial instruments with variable market interest rates as of 31 December 2022 and 2021 are included in the sensitivity analysis for the period of their existence. If the interest rate had been 100 basis points higher (lower) on 31 December 2022, the effect on income before taxes would have been k€ 3,014 (+1% point) higher and k€ 1,714 (-1% point) lower (31 December 2021: net income k€ 2,570 and k€ 827 higher (lower) respectively, 31 December 2020: net income k€ 415 higher (lower)). Shareholders’ equity would be impacted in the same amount.

The fair value of debt varies from the carrying amount if there is a difference between the underlying interest rate to the market interest rate. The fair value is then determined using an appropriate market interest rate.

The fair values of the loans and current investments with variable market interest rates as of 31 December 2022 and 2021 would vary by the following amounts:

	31 Dec	31 Dec
	2022	2021
	k€	k€
Variable interest rate +1% point	3,014	2,570
Variable interest rate (1)% point	(1,714)	(827)

The Company is exposed to interest rate risk due to floating rate loans, which is considered immaterial. Evotec regularly uses interest rate swaps to economically hedge the interest rate risks from its borrowings. In June 2019, two interest rate swaps with a notional of k€ 48,250 were agreed to swap portions of the variable interest-bearing tranches of the promissory note against a fixed rate of 0.17% and 0.24%, respectively. In addition, two additional interest rate swaps with a notional of k€ 22,500 each were concluded in 2021 and redeemed in 2022; this resulted in a loss in 2022 of k€ 4,683.

Other price risks

The Company is not exposed to any price risks associated to their financial instruments.